Filed pursuant to Rule 497(k)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

HENNESSY TECHNOLOGY FUND
Investor Class HTECX | Institutional Class HTCIX

Summary Prospectus, February 28, 2014

hennessyfunds.com | 1-800-966-4354

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s prospectus, as supplemented from time to time, and other information about the Fund online at hennessyfunds.com.  You can also get this information at no cost by calling 1-800-966-4354 or by sending an e-mail request to fundsinfo@hennessyfunds.com.  The Fund’s prospectus and statement of additional information, both dated February 28, 2014, as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Hennessy Technology Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
	Investor	Institutional
Sales charge (load)	None	None
Redemption fee	None	None
Exchange fee	None	None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	1.89%	1.86%
Acquired Fund Fees
and Expenses1	0.04%	0.04%
Total Annual Fund
Operating Expenses	3.08%	2.80%
Expense Reimbursement2	(1.09)%	(1.06)%
Net Expenses	1.99%	1.74%

1
Acquired fund fees and expenses are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

2
The Fund’s investment manager (the “Manager”) has contractually agreed to insure that total operating expenses (excluding certain expenses such as acquired fund fees and expenses and, from and after November 1, 2014, 12b-1 fees) do not exceed 1.95% of the average daily net assets of the Investor Class shares of the Fund and 1.70% of the average daily net assets of the Institutional Class shares of the Fund. The Manager has agreed to maintain this expense limitation through February 28, 2015.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor	$202	$849	$1,521	$3,316
Institutional	$177	$768	$1,385	$3,051

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 164% of the average value of its portfolio.

Principal Investment Strategy

Under normal market conditions, the Fund invests at least 80% of its net assets plus the amount of any borrowings for investment purposes in securities of companies that are principally engaged in the research, design, development, manufacturing or distributing products or services in the technology industry.  The Fund’s policy of investing at least 80% of its net assets in companies principally engaged in technology may only be changed upon 60 days notice to shareholders.  The Fund will primarily invest in equity securities (which include common stocks, preferred stocks, warrants and other securities convertible into common stocks, including convertible bonds and convertible preferred stock) of companies listed on a U.S. securities exchange or NASDAQ that are expected to experience earnings growth as a result of technology.  Potential investments would include, but not be limited to, the following industries:  computer software and hardware, semiconductors, scientific instrumentation, telecommunications, pharmaceuticals, chemicals, synthetic materials, defense and commercial electronics, data storage and retrieval, biotechnology, and healthcare and medical supplies.  While the Fund’s investments will primarily be in domestic U.S. securities, the Fund’s investments may include foreign securities, including indirect investments such as ADRs or other types of depositary receipts, which are U.S. dollar-denominated receipts representing shares of foreign-based corporations. The Fund may invest up to 20% of its net assets in companies outside of the technology industry.  The Portfolio Managers invest in the stocks of companies of any size without regard to market capitalization.

The Portfolio Managers make investment decisions for the Fund on the basis of fundamental security analysis. Once an issuer is identified as an attractive candidate for the Fund’s portfolio, the Portfolio Managers assess the relative value and growth potential of the security on the basis of various factors, which may include price to book ratio, price to earnings ratio, earnings yield and cash flow, among others. The Fund may invest, to a limited degree, in securities issued in initial public offerings (“IPOs”).

Many of the common stocks purchased by the Fund will not pay dividends; instead, stocks will be bought for the potential that their prices will increase and provide capital appreciation for the Fund.

Principal Risks

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time and it is possible to lose money. The principal risks of investing in the Fund include the following:

Market Risk:  The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, industry, sector of the economy or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer's management, general market conditions, forecasts for the issuer's industry and the value of the issuer's assets.

Temporary Defensive Positions Risk:  The Fund may, from time to time, take temporary defensive positions in response to adverse market, economic, political or other conditions.  To the extent the assets of the Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective.  For temporary defensive purposes, the Fund may invest in cash and/or short-term obligations.

Small- and Medium-Sized Companies Risk:  The Fund invests in small- and medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

Industry Concentration Risk:  The Fund concentrates its investments within the technology industry.  Because of its narrow industry focus, the performance of the Fund is tied closely to and is affected by developments in the technology industry and its related businesses. The value of the Fund’s shares may fluctuate more than shares of a fund investing in other industries or in a broader range of industries.

IPO Investments Risk:  IPO shares are subject to market risk and liquidity risk.  The market value of IPO shares will fluctuate considerably due to facts such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited public information about the issuer.  The purchase of IPO shares may involve high transaction costs.  When a fund’s asset base is small, a significant portion of the fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the fund.

Foreign Securities Risk:  The Fund invests in ADRs, which are foreign securities traded on U.S. exchanges.  There are specific risks associated with investing in the securities of foreign companies not typically associated with investing in domestic companies.  Risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. Dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country.

Non-Diversification Risk:  The Fund is non-diversified, meaning it is likely to invest in fewer stocks than a diversified fund. The Fund may be more volatile because each stock in which it invests will have greater impact on the Fund’s performance.

High Portfolio Turnover Risk:  High portfolio turnover will produce higher transaction costs (such as brokerage commissions or markups or markdowns) that the Fund must pay, and will increase realized gains (or losses) to investors, which may lower the Fund’s after-tax performance.

Performance Information

The Fund is a successor to the FBR Technology Fund (the “Predecessor Technology Fund”) pursuant to a reorganization that took place after the close of business on October 26, 2012.  The performance information provided for the periods on or prior to October 26, 2012 is historical information for the Predecessor Technology Fund. The Predecessor Technology Fund was managed by FBR Fund Advisers, Inc. and had the same investment objective and substantially similar investment strategy as the Fund.

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for 1, 5 and 10 years compare with those of broad measures of market performance, the NASDAQ Composite Index and the S&P 500 Index.  For additional information on these indexes, please see “Index Descriptions” on page 66 of the Prospectus.  The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance.  Performance may be higher or lower in the future.  Updated performance information is available on the Fund’s website (hennessyfunds.com).

HENNESSY TECHNOLOGY FUND
TOTAL RETURN OF INVESTOR SHARES

For the period shown in the bar chart, the Fund’s highest quarterly return was 18.58% for the quarter ended June 30, 2009 and the lowest quarterly return was -22.74% for the quarter ended December 31, 2008.

Performance of the Fund’s Institutional Class shares will differ from that of the Fund’s Investor Class shares as the share classes have different expenses and inception dates.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2013)
	One	Five	Ten
	Year	Year	Year
Hennessy Technology
Fund – Investor

Returns before taxes	29.75%	17.05%	5.99%

Returns after taxes
on distributions	29.75%	17.05%	5.13%

Returns after taxes on
distributions and sale
of fund shares	16.84%	13.84%	4.55%

Hennessy Technology
Fund – Institutional

Returns before taxes	30.12%	17.24%	6.08%

NASDAQ Composite Index
(reflects no deduction for
fees, expenses or taxes)	39.36%	22.73%	8.54%

S&P 500 Index
(reflects no deduction for
fees, expenses or taxes)	32.39%	17.94%	7.41%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only Investor Class shares and after-tax returns for the Institutional Class shares will vary.

The inception date of the Fund’s Institutional Class shares is March 12, 2010.  Performance shown prior to the inception of the Institutional Class shares reflects the performance of the Fund’s Investor Class shares and includes expenses that are not applicable to and are higher than those of the Institutional Class shares.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Portfolio Managers

David H. Ellison and Winsor (Skip) H. Aylesworth are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program.  Messrs. Ellison and Aylesworth serve as Co-Portfolio Managers of the Fund and have served in this capacity since inception.

Purchase and Sale of Fund Shares

Institutional Class shares are available only to shareholders who invest directly in the Funds or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with a Fund.

To purchase shares of the Funds, you may contact your broker-dealer or other financial intermediary. To purchase shares directly with Hennessy Funds, or for assistance with completing your application, you should call 1-800-966-4354 or 1-415-899-1555 between 9:00 a.m. and 7:00 p.m. Eastern time/6:00 a.m. and 4:00 p.m. Pacific time.  You may buy shares of the Funds each day the New York Stock Exchange (NYSE) is open.

The minimum initial investment in Investor Class shares of a Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts.  The minimum initial investment in Institutional Class shares of a Fund is $250,000.  For corporate sponsored retirement plans, there is no minimum initial investment.  There is no subsequent minimum investment requirement for the Funds.  A $100 minimum exists for each additional investment made through the Automatic Investment Plan for each Fund.  The Funds may waive the minimum investment requirements from time to time.  Investors purchasing the Funds through financial intermediaries’ asset based fee programs may have the above minimums waived by their intermediary, since the intermediary, rather than the Funds, absorbs the increased costs of small purchases.

You may redeem shares of the Funds each day the NYSE is open.  You may redeem Fund shares by mail (Hennessy Funds, c/o U.S. Bancorp Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), or by calling the Transfer Agent for the Funds at 1-800-261-6950 or 1-414-765-4124 between 9:00 a.m. and 8:00 p.m. Eastern time/6:00 a.m. and 5:00 p.m. Pacific time.  Investors who wish to redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Funds may be placed.

Tax Information

The Funds’ distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.